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[MENLO VENTURES LETTERHEAD]


                                                                       EXHIBIT 6




                                                   May 3, 1996

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Gentlemen:

     By this letter, I hereby authorize any of the following individuals to sign and file Form 13D or Form 13G on my behalf:

                  H. DuBose Montgomery
                  Douglas C. Carlisle
                  John W. Jarve
                  Michael D. Laufer

     This authorization expires on December 31, 2003.


                                          Very truly yours,

                                          /s/ THOMAS H. BREDT
                                          Thomas H. Bredt